                               United States
                     Securities and Exchange Commission
                          Washington, D.C. 20549




                                 FORM 8-K


                              CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported):  March 31, 2003
                                                 __________________



                            AUTO-GRAPHICS, INC.
           ______________________________________________________
           (Exact name of registrant as specified in its charter)





         California               0-4431                95-2105641
____________________________   ____________   ____________________________
(State or Other Jurisdiction   (Commission           (I.R.S. Employer
     of Incorporation)         File Number)       Identification Number)





  3201 Temple Avenue, Pomona, California               91768-3200
________________________________________             ______________
(Address of Principal Executive Offices)                (Zip Code)


 Registrant's telephone number: (909) 595-7204
                               ________________

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                                  FORM 8-K



ITEM 7.   Exhibits


Exhibit 1: Certification of Robert S. Cope, President pursuant to Section 1350, Chapter 63 of Title 18, United States Code adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.

Exhibit 2: Certification of Daniel E. Luebben, Chief Financial Officer pursuant to Section 1350, Chapter 63 of Title 18, United States Code adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002.



ITEM 9.   Regulation FD Disclosure


Certifications of the President and Chief Financial Officer filed under Regulation FD pursuant to Section 1350, Chapter 63 of Title 18, United States Code adopted pursuant to Section 906 of The Sarbanes-Oxley Act of 2002 and accompanies the Registrant's Annual Report on Form 10-K for the period ended December 31, 2002.

Information furnished in this Form 8-K is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Securities Act of 1933 or the Exchange Act of 1934 or if such subsequent filing specifically references Item 9 of this Form 8-K.

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                                  FORM 8-K



                                 SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      AUTO-GRAPHICS, INC.
                        (Registrant)



Date:  March 31, 2003              By:  /s/ Robert S. Cope
     __________________            ______________________________
                                   Robert S. Cope
                                   President



Date:  March 31, 2003              By:  /s/ Daniel E. Luebben
     __________________            ______________________________
                                   Daniel E. Luebben
                                   Chief Financial Officer and Secretary